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                                                                   Exhibit 10.45

                                   ASSIGNMENT


        PACIFIC DEMOGRAPHICS CORPORATION, formerly known as ARVTC, Inc., a California corporation, of 245 Fischer Avenue, D-1, Costa Mesa, California 92626 ("Assignor"), hereby assigns to EENHOORN GP-FRANKLIN, LLC, a Michigan limited liability company, of 2620 Horizon Drive, S.E., Suite C, Grand Rapids, Michigan 49546 all of its interest in the receivable obligation owed by FRANKLIN COMMONS L.P., an Indiana limited partnership, in the amount of Six Hundred Sixty-Eight Thousand Four Hundred Dollars ($668,400).

Dated: January 16, 2001.

                                     ASSIGNOR:

                                     Pacific Demographics Corporation

                                     By:
                                        -----------------------------------

                                         Its:
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